Exhibit 10.6

Amendment

THIS AMENDMENT is made as of the 9th day of November, 2009 (the “Effective Date”) by and between Takeda Pharmaceutical Company Limited, with its head office at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka 540-8645, Japan (hereinafter called “TAKEDA”) and Tobira Therapeutics, Inc., with its principal office at 214 Carnegie Center, Suite 306, Princeton, NJ 08540 USA (hereinafter called “TOBIRA”),

WITNESSETH THAT:

WHEREAS, TAKEDA and TOBIRA executed a certain License Agreement between the parties as of August 1, 2007, under which Tobira has been developing certain CCR5 antagonists (hereinafter called the “Agreement”):

WHEREAS, TOBIRA desires to receive transfer from TAKEDA of and TAKEDA is willing to transfer to TOBIRA certain patent(s) under the terms and conditions contained herein:

NOW THEREFORE, the parties hereto agree as follows:

1.	Certain patent(s) shall be transferred from TAKEDA to TOBIRA and therefore, such patent(s) shall be added to and treated as the Assigned Patents in accordance with the provisions of the Agreement, including without limitation Article 3.0 and 13.

Schedule 1(5) and Schedule 2.B. of the Agreement shall be replaced with the patent list attached hereto as Schedule 1(5) and Schedule 2.B. to reflect such addition.

2.	Details of such patent transfer (including without limitation the TOBIRA’s obligation to reimuburse TAKEDA the patent assignment cost as well as the patent division cost incurred for the patent division made by TAKEDA prior to and in relating to such patent transfer) shall be separately determined by the parties and, notwithstanding the provision of above Item 1, Article 3.A and 3.B of the Agreement shall not apply for such transfer hereunder.

Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	This Amendment shall be in effect as from the Effective Date and shall be in effect as long as the Agreement is in effect. In case the Agreement is terminated for any reason, this Amendment shall automatically be terminated at the same time.

4.	Except as expressly set forth in this Amendment, the Agreement shall not be changed and shall remain in full force and be ratified and confirmed in its entity.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers in duplicate as of the day and year first above written. One each text of this Agreement shall be held by either Party hereto.

TAKEDA PHARMACEUTICAL COMPANY LIMITED

[*]
Name:	[*]
Title:	[*]

TOBIRA THERAPEUTICS, INC.

[*]
Name:	[*]
Title:	[*]

Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1(5) – Assigned Patents

Assigned Patents:

(a)	Principal Compound

Takeda’s Case No.	Country	Application No. (Filing date)	Patent No. (Issue date)
[*]	[*]	[*]	[*]

Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Reserve Compound

Takeda’s Case No.	Country	Application (Filing date)	Patent No. (Issue date)
[*]	[*]	[*]	[*]

Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2. B. – Ancillary Patents

Ancillary Patents:

(a) Principal Compound

Takeda’s Case No.	Country	Application (Filing date)	Patent No. (Issue date)
[*]	[*]	[*]	[*]

Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Reserve Compound

Takeda’s Case No.	Country	Application (Filing date)	Patent No. (Issue date)
[*]	[*]	[*]	[*]

Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.